Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                   March 1998

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1......$ 21.93566560       Class 2-A1.....$     0.73642470
     Class 1-A2......$  0.00000000       Class 2-A2.....$     0.73642470
     Class 1-A3......$  0.00000000       Class 2-A3.....$    53.28074015
     Class 1-A4......$  0.00000000       Class 2-A4.....$     0.00000000
     Class 1-A5......$  0.00000000       Class 2-A5.....$     0.00000000
     Class 1-A6......$107.26000365       Class 2-A6.....$     0.00000000
     Class 1-A7......$  0.00000000       Class 2-A7.....$    39.83256646
     Class 1-A8......$ 10.21248201       Class 2-A8.....$     0.00000000
     Class 1-A9......$  0.71445443       Class 2-A9.....$     0.00000000
     Class 1-A10.....$  0.71445430       Class 2-A10....$     0.00000000
     Class 1-A11.....$  4.36780448       Class 2-PO.....$     0.98873113
     Class 1-A12.....$  0.71445448       Class 2-M......$     0.73642417
     Class 1-A13.....$ 84.19443957       Class 2-B1.....$     0.73642557
     Class 1-A14.....$  5.31542039       Class 2-B2.....$     0.73642653
     Class 1-A15.....$  0.00000000       Class 2-B3.....$     0.73642429
     Class 1-A16.....$  0.00000000       Class 2-B4.....$     0.73642586
     Class 1-A17.....$  0.00000000       Class 2-B5.....$     0.73641826
     Class 1-PO......$  0.92767818
     Class 1-M.......$  0.71445417
     Class 1-B1......$  0.71445495
     Class 1-B2......$  0.71445523
     Class 1-B3......$  0.71445620
     Class 1-B4......$  0.71446056
     Class 1-B5......$  0.71444719
     Class 1-R.......$  0.00000000
     Class 1-RL......$  0.00000000

     2) Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

         Class 1-A1.....$    21.46040056         Class 2-A1.....$    0.71685197
         Class 1-A2.....$     0.00000000         Class 2-A2.....$    0.71685197
         Class 1-A3.....$     0.00000000         Class 2-A3.....$   51.86464218
         Class 1-A4.....$     0.00000000         Class 2-A4.....$    0.00000000
         Class 1-A5.....$     0.00000000         Class 2-A5.....$    0.00000000
         Class 1-A6.....$   104.93607464         Class 2-A6.....$    0.00000000
         Class 1-A7.....$     0.00000000         Class 2-A7.....$   38.77389467
         Class 1-A8.....$     9.99121516         Class 2-A8.....$    0.00000000
         Class 1-A9.....$     0.69897484         Class 2-A9.....$    0.00000000
         Class 1-A10....$     0.69897471         Class 2-A10....$    0.00000000
         Class 1-A11....$     4.27317025         Class 2-PO.....$    0.96245259
         Class 1-A12....$     0.69897488         Class 2-M......$    0.00000000
         Class 1-A13....$    82.37025633         Class 2-B1.....$    0.00000000
         Class 1-A14....$     5.20025482         Class 2-B2.....$    0.00000000
         Class 1-A15....$     0.00000000         Class 2-B3.....$    0.00000000
         Class 1-A16....$     0.00000000         Class 2-B4.....$    0.00000000
         Class 1-A17....$     0.00000000         Class 2-B5.....$    0.00000000
         Class 1-PO.....$     0.90757881
         Class 1-M......$     0.00000000
         Class 1-B1.....$     0.00000000
         Class 1-B2.....$     0.00000000
         Class 1-B3.....$     0.00000000
         Class 1-B4.....$     0.00000000
         Class 1-B5.....$     0.00000000
         Class 1-R......$     0.00000000
         Class 1-RL.....$     0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1.....$        5.26691183               6.75000000%
          Class 1-A2.....$        5.62500000               6.75000000%
          Class 1-A3.....$        5.62500000               6.75000000%
          Class 1-A4.....$        5.62500035               6.75000000%
          Class 1-A5.....$        5.62500000               6.75000000%
          Class 1-A6.....$        4.64503537               7.00000000%
          Class 1-A7.....$        0.00000000               7.00000000%
          Class 1-A8.....$        5.59818075               7.00000000%
          Class 1-A9.....$        5.81678068               7.00000000%
          Class 1-A10....$        5.81678013               7.00000000%
          Class 1-A11....$        1.77925566               0.00000000%
          Class 1-A12....$        6.02452282               7.25000000%
          Class 1-A13....$        4.59121335               7.25000000%
          Class 1-A14....$        5.95559844               7.25000000%

          Class 1-A15....$        6.04166679               7.25000000%
          Class 1-A16....$        6.04166647               7.25000000%
          Class 1-A17....$        6.04166642               7.25000000%
          Class 1-S......$        0.36531011               0.33645400%
          Class 1-M......$        6.02452240               7.25000000%
          Class 1-B1.....$        6.02452216               7.25000000%
          Class 1-B2.....$        6.02452308               7.25000000%
          Class 1-B3.....$        6.02454201               7.25000000%
          Class 1-B4.....$        6.02458428               7.25000000%
          Class 1-B5.....$        6.02456246               7.25000000%
          Class 1-R......$        0.00000000               7.25000000%
          Class 1-RL.....$        0.00000000               7.25000000%
          Class 2-A1.....$        5.81647089               7.00000000%
          Class 2-A2.....$        5.81647089               7.00000000%
          Class 2-A3.....$        5.08237614               7.00000000%
          Class 2-A4.....$        5.83333333               7.00000000%
          Class 2-A5.....$        5.83333367               7.00000000%
          Class 2-A6.....$        5.83333350               7.00000000%
          Class 2-A7.....$        5.27088040               7.00000000%
          Class 2-A8.....$        5.83333363               7.00000000%
          Class 2-A9.....$        5.83333356               7.00000000%
          Class 2-A10....$        5.83333311               7.00000000%
          Class 2-S......$        0.26650546               0.50280800%
          Class 2-PO.....$        0.00000000               0.00000000%
          Class 2-M......$        5.81647016               7.00000000%
          Class 2-B1.....$        5.81646158               7.00000000%
          Class 2-B2.....$        5.81648736               7.00000000%
          Class 2-B3.....$        5.81648132               7.00000000%
          Class 2-B4.....$        5.81650190               7.00000000%
          Class 2-B5.....$        5.81648616               7.00000000%

     4) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        Pool 1       Pool 2
                                                        ------       ------
                                                 $     97,308.90 $     69,405.68

(b)  The amounts below are for the aggregate of all certificates.

     5)   The Pool Scheduled Principal Balances: $445,281,046.00 $320,730,401.70
          Number of Mortgage Loans:                        1,079           1,471

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:
                                        Aggregate             Single
                                    Principal Balance   Certificate Balance
                                    -----------------   -------------------
           Class 1-A1........      $    18,512,113.39   $         914.40
           Class 1-A2........      $    16,190,000.00   $       1,000.00
           Class 1-A3........      $    18,554,000.00   $       1,000.00
           Class 1-A4........      $    14,167,000.00   $       1,000.00
           Class 1-A5........      $    13,544,000.00   $       1,000.00

           Class 1-A6........      $    52,793,615.27   $         689.03
           Class 1-A7........      $             0.00   $           0.00
           Class 1-A8........      $     5,673,116.78   $         949.48
           Class 1-A9........      $    35,715,683.05   $         996.45
           Class 1-A10.......      $     7,523,181.85   $         996.45
           Class 1-A11.......      $    71,751,920.45   $       1,008.44
           Class 1-A12.......      $    19,973,798.70   $         996.45
           Class 1-A13.......      $    44,642,136.77   $         675.73
           Class 1-A14.......      $    41,408,833.28   $         980.44
           Class 1-A15.......      $    26,830,000.00   $       1,000.00
           Class 1-A16.......      $    16,580,000.00   $       1,000.00
           Class 1-A17.......      $    20,181,000.00   $       1,000.00
           Class 1-PO........      $        16,374.16   $         995.41
           Class 1-S.........      $   442,459,987.90   $         887.90
           Class 1-M.........      $     7,740,407.50   $         996.45
           Class 1-B1........      $     4,744,088.58   $         996.45
           Class 1-B2........      $     3,745,149.52   $         996.45
           Class 1-B3........      $     2,496,600.28   $         996.45
           Class 1-B4........      $       749,029.90   $         996.45
           Class 1-B5........      $     1,748,996.52   $         996.45
           Class 1-R........       $             0.00   $           0.00
           Class 1-RL........      $             0.00   $           0.00
           Class 2-A1........      $    34,946,782.83   $         996.37
           Class 2-A2........      $    17,473,391.40   $         996.37
           Class 2-A3........      $    66,718,844.25   $         817.98
           Class 2-A4........      $    21,156,000.00   $       1,000.00
           Class 2-A5........      $    10,028,000.00   $       1,000.00
           Class 2-A6........      $    20,000,000.00   $       1,000.00
           Class 2-A7........      $    94,517,235.65   $         863.75
           Class 2-A8........      $    11,240,000.00   $       1,000.00
           Class 2-A9........      $    14,561,000.00   $       1,000.00
           Class 2-A10.......      $    15,058,000.00   $       1,000.00
           Class 2-S.........      $   310,012,195.73   $         911.91
           Class 2-PO........      $       178,554.92   $         994.78
           Class 2-M.........      $     5,416,781.23   $         996.37
           Class 2-B1........      $     3,319,914.47   $         996.37
           Class 2-B2........      $     2,620,958.89   $         996.37
           Class 2-B3........      $     1,747,139.87   $         996.37
           Class 2-B4........      $       524,092.14   $         996.37
           Class 2-B5........      $     1,223,706.05   $         996.37

     7) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                       Pool 1          Pool 2
                                                       ------          ------
          Book Value...............................$   0.00      $       0.00
          Unpaid Principal Balance.................$   0.00      $       0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:.................       0                 0

     8) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:
                                                      Loans    Principal Balance
                                                      -----    -----------------
          Pool 1...............................................
          *(1)  *30-59 days                             3      $     718,507.25
           (2)  60-89 days                              1      $     231,505.58
           (3)  90 days or more                         0      $           0.00
           (4)  in foreclosure                          0      $           0.00

          Pool 2................................................
          *(1)  30-59 days                              7      $   2,007,869.72
           (2)  60-89 days                              2      $     598,522.99
           (3)  90 days or more                         0      $           0.00
           (4)  in foreclosure                          0      $           0.00

      9) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

           Pool 1.......................................0      $           0.00
           Pool 2.......................................0      $           0.00

      10)  The  aggregate  number  of  modified  Mortgage  loans  and  Principal
           Balance:
           Pool 1.......................................0      $           0.00
           Pool 2.......................................0      $           0.00

      11)  Certificate Interest Rate of:
           Class 1-A11A Certificates:           0.000000%
           Class 1-A11B Certificates:           0.000000%
           Class 1-S Certificates:              0.336454%
           Class 2-S Certificates:              0.502808%

                                                            Pool 1       Pool 2
                                                            ------       ------
    12)  Senior Percentage:  ........................ 95.38053800%  95.48639800%

    13)  Pool 1 Category A Group II Senior Percentage 21.68765300%       N/A

    14)  Class 1-A12 Percentage...................... 11.39463800%       N/A

    15)  Class 2-A1 Percentage.......................     N/A       11.12209700%

    16)  Class 2-A2 Percentage.......................     N/A        5.561049%

    17)  Senior Prepayment Percentage................100.00000000% 100.00000000%

    20)  Junior Percentage  .........................  4.61946200%   4.51360200%

    21)  Junior Prepayment Percentage  ..............  0.00000000%   0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.